LEASE AGREEMENT
                                 ---------------


                                 BY AND BETWEEN

                       WMF INVESTMENTS, INC., AS LANDLORD

                                       AND

                  RCI ENTERTAINMENT (HOUSTON), INC., AS TENANT

Exhibit  10.2


                            ASSET PURCHASE AGREEMENT
                            ------------------------

     This Asset Purchase Agreement ("Agreement") is made this 4th day of August, 2000, by and between WMF Investments, Inc., a Texas corporation ("Seller"), whose address is 16815 Royal Crest Drive, Suite 260, Houston, Texas 77058, RCI Entertainment (Houston), Inc., a Texas corporation ("Buyer"), whose address is 505 North Belt, Suite 630, Houston, Texas 77060 Rick's Cabaret International, Inc., a Texas corporation ("Rick's"), whose address is 505 North Belt, Suite 630, Houston, Texas 77060.

                                R E C I T A L S:

     WHEREAS, Seller is the owner of all of the tangible and intangible assets (the "Personal Property") associated or used in connection with the operation of an adult entertainment business, restaurant and alcoholic beverage bar known as "Chesapeake Bay Gentlemen's Club at 15301 Gulf Freeway, Houston, Texas 77034 ("Chesapeake"); and

     WHEREAS, the Seller also owns all of the real estate upon which Chesapeake is located, as more fully described herein, and all improvements thereon (the "Real Property"); and

     WHEREAS, Seller desires to sell and transfer all of the Personal Property associated or used in connection with the operation of Chesapeake, and

     WHEREAS, Seller desires to be the lessor in a lease for the Real Property; and

     WHEREAS, the Buyer desires to acquire all of the Personal Property of the Seller and be the lessee in a lease for the Real Property, upon and subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein and in reliance upon the representations and warranties contained herein, the parties hereto covenant and agree as follows:

                                    ARTICLE I
                   PURCHASE AND SALE OF THE PERSONAL PROPERTY

     1.1     Assets  of  Seller to be Transferred to Buyer.  On the Closing Date
             ---------------------------------------------
(as defined in Article IX hereof), and subject to the terms and conditions set forth in this Agreement, Seller shall sell, convey, transfer and assign, or cause to be sold, conveyed, transferred and assigned to Buyer, and Buyer shall acquire all of the tangible and intangible assets and personal property of every kind and description and wherever situated of the business of Chesapeake from the Seller, including but not limited to, the following personal property of the Seller (the "Purchased Assets"):

     (i) all of the tangible and intangible assets and personal properties of every kind and description and wherever situated of the business of Chesapeake, including, without limitation, inventories, furniture, fixtures, equipment (including office and kitchen equipment), computers and software, , appliances, sign inserts, sound and lighting and telephone systems not incorporated into the building, and with respect to the lighting only as it relates to the interior of the building, telephone numbers and its Sexually Oriented Business permit and license, and other personal property of whatever nature owned or leased by Seller in connection with the operation of Chesapeake, including but not limited to those items more fully described on
          Exhibit 1.1(i) of this Agreement;

     (ii) all of Seller's inventory of supplies, accessories and any and all other items of personal property of whatever nature, sold by the Seller in the operation of Chesapeake (the "Inventory"), as more fully described in Exhibit 1.1(ii);

     (iii)all supplies (other than Inventory) and other "consumable supplies" used in connection with the operation of Chesapeake (the "Supplies"), as more fully described in Exhibit 1.1(iii);

     (iv) all of Seller's right, title, and interest, as lessee, of any and all equipment leased by Seller and located at Chesapeake (the "Leased Equipment");

     (v) all right, title and interest in and to any and all copyrights, trademarks, tradenames, trade dress, service marks, slogans, logos, corporate or partnership names (and any existing or possible combination or derivation of any or all of the same) and general intangibles, including, without limitation, the goodwill and intellectual property rights, associated with or used in connection with the operation or business of Chesapeake, including all rights, title and interest in and to the following tradename and trademark "Chesapeake Bay" (the "Intellectual Property");

     (vi) all right, title, and interest of Seller to the use of the telephone numbers presently being used by Seller, including all rotary extensions thereto, and all advertisements in the "Yellow Pages", "City Directory" and other similar publications (the "Telephone Numbers") and after the Closing, Buyer shall assume all expenses for the Telephone Numbers and advertising;

     (vii)copies of Seller's lists of suppliers, and any and all of books, records, papers, files, memoranda and other documents in Seller's possession relating to or compiled in connection with the operation of Chesapeake which are requested by Buyer (the "Records");

     (viii) any and all necessary permits and authorizations which are needed to conduct an adult entertainment business at Chesapeake which the Seller has the right to transfer and convey, including its sexually oriented business permit and license; and

     (ix) assignment by the Seller of its rights under the existing lawsuit with the City of Houston.

     All of the items set forth in Section 1.1 are collectively referred to as the "Purchased Assets."

     Specifically excluded from the term "Purchased Assets" as used herein are cash equivalents, investment securities, federal income tax refunds, corporate seals, books, accounting records and records relating solely to corporate governance, and any motor vehicle used for personal or family activities by any shareholder of Seller (hereinafter collectively referred to as the "Excluded Assets"). Further specifically excluded from the Term "Purchased Assets" is real property of the Seller.

     1.2     Intent of the Parties.  Although the Exhibits to this Agreement are
             ---------------------
intended to be complete, in the event such Exhibits fail to contain the description of any asset belonging to Seller which is used solely for the business of Chesapeake or are otherwise necessary for the ownership of Chesapeake, such assets shall nonetheless be deemed transferred to Buyer at the Closing.


                                   ARTICLE II
                          NO ASSUMPTION OF LIABILITIES

     The Buyer shall have no obligation and shall not assume or agree to pay, perform or discharge, nor shall the Buyer be directly or indirectly responsible or obligated for, any debts, obligations, contracts or liabilities of the Seller, wherever or however incurred. All personal property taxes on the Purchased Assets will be paid in full by the Seller for all years prior to the Closing Date and for the year of Closing such personal property taxes will be pro rated to the Closing Date.


                                   ARTICLE III
                                 PURCHASE PRICE

     3.1     Purchase Price.  As consideration for the Purchased Assets, Rick's,
             --------------
of which the Buyer is a wholly owned subsidiary, shall deliver at Closing to Seller, 160,000 restricted shares of Rick's common stock, par value $.01 (the "Common Stock").

     3.2     Contingent  Future  Consideration.  In  the event that on August 6,
             ---------------------------------
2001, the average closing price of Rick's common stock for the sixty (60) days prior to August 6, 2001 is less than $5.00 per share then RCI shall be obligated to pay to Seller a contingent amount ("Contingent Amount") equal to the lesser of (i) $250,000.00 or (ii) $800,000.00 less the Average Price multiplied by 160,000. The Contingent Amount, if any, shall be evidenced by the execution of a Promissory Note dated one year from the Closing Date and shall be payable as follows:

     Term:                               Nine  Years
     Simple  Interest  Rate:             Ten  Percent  Per  Annum
     Principal  is  amortized:           Over  Nine  Years
     Principal and Interest are due:     Monthly  In  Arrears

A  form  of  the  contingent  Promissory Note is attached hereto as Exhibit 3.2.

     3.3     Condition  to  Obligation  of the Contingent Amount.  If Seller has
             ---------------------------------------------------
sold any of the shares of Common Stock or "sold short" or "sold short against the box" any shares of Common Stock of Rick's prior to August 6, 2001, then the Buyer shall not be obligated to pay any Contingent Amount set forth in Section
3.2  hereof.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                                  OF THE SELLER

     The  Seller  represents  and  warrants  to  Buyer  as  follows;

     4.1     Organization and Capitalization of Seller.  Seller is a corporation
             -----------------------------------------
duly organized, validly existing and in good standing under the laws of the State of Texas, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and to perform its obligations under this Agreement, and is duly qualified or licensed to do business in the manner in which it is presently conducting its business. All of such issued and outstanding shares of common stock of Seller is fully paid and non-assessable.

     4.2     Authorization  of  Agreement.  Seller  has  all requisite corporate
             ----------------------------
power and authority to execute and deliver this Agreement and to perform its obligations here-under. The execution and delivery by Seller of this Agreement and the performance by Seller of its obligations hereunder (a) have been duly and validly authorized by all requisite corporate action and (b) will not violate its charter or bylaws or any order, writ, injunction, decree, statute, rule or regulations applicable to it or any of its properties or assets, or be in conflict with, result in a breach of or constitute a default under any note, bond, indenture, mortgage, lease, license, franchise agreement or other agreement, instrument or obligation, or result in the creation or imposition of any lien, charge or encumbrance of any kind or nature whatsoever upon any of the properties or assets of Seller. This Agreement and each and every agreement, document, exhibit and instrument to be executed, delivered and performed by the Seller in connection herewith constitute or will, when executed and delivered, constitute the valid and legally binding obligations of the Seller, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

          4.3  [Intentionally Left Blank]

               4.4 Consents.  No consent of, approval by, order or authorization
                   --------
          of, or registration, declaration or filing by Seller with, any court or any governmental or regulatory agency or authority having jurisdiction over Seller or any of their property or assets or any other person is required on the part of Seller in connection with the consummation of the transactions contemplated by this Agreement, excluding any registration, declaration or filing the failure to effect which would not have a material adverse effect on the financial condition of Seller or the operation of its business after the Closing.

               4.5 Title to  Purchased  Assets,  Personal  Property and the Real
                   -------------------------------------------------------------
          Property. The Seller will have at Closing good and marketable title to
          --------
          all of the Purchased Assets and the Real Property, which are being sold or leased to Buyer under this Agreement, free and clear of all liens, claims, charges, encumbrances, restrictions or security interests, except as set forth in Exhibit 4.5, which obligations will be paid in full at Closing unless otherwise provided for in Exhibit
          4.5. All of the Purchased Assets which are to be acquired by Buyer and the Real Property to be leased to the Buyer are in the possession of Seller and are generally in good operating condition and repair (ordinary wear and tear excepted). The Seller is not a party to any contract or obligation whereby there has been granted to anyone an absolute or contingent right to purchase, obtain or acquire any rights in the Purchased Assets or used in connection with the business of Seller.

               4.6  Contracts  and Leases.  Except as  disclosed in Exhibit 4.6,
                    ----------------------
          Seller (i) has no leases of personal property relating to the Purchased Assets, whether as lessor or lessee; (ii) has no contractual or other obligations relating to the Purchased Assets, whether written or oral; and (iii) has not given any power of attorney to any person or organization for any purpose relating to the Purchased Assets. The Seller has no real estate lease on the Real Property in which the Seller is the landlord or lessor. Exhibit 4.6 sets forth a complete list, including any amendment of each lease or contract which are part of the Purchased Assets or the Lease to be acquired by the Buyer. Seller has furnished Buyer a copy of each contract, lease or other document relating to the Purchased Assets to which they are subject or are a party or a beneficiary, which is to be assumed or acquired by Buyer. To Seller's knowledge, such contracts, leases or other documents are valid and in full force and effect according to their terms and constitutes a legal, valid and binding obligation of Seller and the other respective parties thereto and is enforceable in accordance with their terms, and Seller has no knowledge of any default or breach under such contract, lease or other document or of any pending or threatened claims under any such contract, lease or other document. Neither the signing or execution of this Agreement, nor the consummation of all or any of the transactions contemplated under this Agreement, will constitute a breach or default under any such contract, lease or other document.

               4.7  Litigation.  Except as disclosed in Exhibit 4.7, there is no
                    ----------
          suit, claim, arbitration, investigation, action or proceeding entered against, now pending or, to the Seller's knowledge, threatened against the Purchased Assets or the Real Property, before any court, arbitration, administrative or regulatory body or any governmental agency which may result in any judgment, order, award, decree, liability or other determination which will or could reasonably be expected to have any effect upon the Purchased Assets or the Real Property , nor is there any basis known to Seller for any such action. The Seller is not subject to any judicial injunction or mandate or any quasi-judicial or administrative order or restriction directed to or against it or him or which would affect the Purchased Assets or the Real Property.

               4.8 Taxes.  Seller has timely and  accurately  filed all federal,
                   -----
          state, foreign, local tax returns and reports and personal and real property returns and reports required to be filed by it prior to such dates and has timely paid all taxes shown on such returns as owed for the periods of such returns, including all withholding or other payroll related taxes shown on such returns. Seller has timely paid all real property taxes and personal property taxes. Seller has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and is not delinquent in the payment of any material tax or governmental charge of any nature. No assessments or notices of deficiency or other communications have been received by Seller with respect to any tax return which has not been paid, discharged or fully reserved against and no amendments or applications for refund have been filed or are planned with respect to any such return. There are no agreements between Seller and any taxing authority, including, without limitation, the Internal Revenue Service, waiving or extending any statute of limitations with respect to any tax return.

               4.9  Financial Information.
                    ----------------------

          (a) Buyer has received true and complete copies of the unaudited balance sheet as of March 31, 2000, and the related unaudited statements of income for the three month period then ending (the "Financial Statement") for WMF Investments, Inc. The Financial Statements are in accordance with the books and records of WMF Investments, Inc. and fairly present the financial position of the corporation and the result of operations and changes in financial position of the corporation as of the dates and for the periods indicated.

          (b) Seller has no liability or obligation (whether accrued, absolute, contingent or otherwise) which is of a nature required to be reflected in financial statements prepared in conformity with the Seller's Financial Statement, except for (i) the liabilities and obligations which are disclosed, or reserved against in the Financial Statements, to the extent and in the amounts so disclosed or reserved against, and (ii) liabilities incurred or accrued in the ordinary course of business since March 31, 2000 and which do not, either individually or in the aggregate, have an adverse effect on the business, assets or operations of the Seller.

          (c) Seller is not in default with respect to any liabilities or obligations, and all such liabilities or obligations shown or reflected in the Financial Statements and such liabilities incurred or accrued subsequent to March 31, 2000 have been, or are being, paid and discharged as they become due, and all such liabilities and obligations were incurred in the ordinary course of business.

     4.10     Compliance  with  Laws.  Seller  is  and at all times prior to the
              ----------------------
date hereof has been, in compliance with all statutes, orders, rules, and regulations applicable to it or to the ownership of its assets or the operation of its business, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of Seller, and Seller has no basis to expect to receive, and have not received, any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation.

     4.11     Entertainment  Licenses.  Seller  will use its best efforts to the
              -----------------------
effect that a sexually oriented business license and a liquor license (full service alcoholic beverage license) for Seller issued by Texas and/or the City of Houston, are in full force and effect and will remain in full force and effect until the Closing.

     4.12     Intellectual  Property.  The  Seller  is  the  owner of all right,
              ----------------------
title and interest in and to all of the Intellectual Property used in connection with the operation of Chesapeake. Such Intellectual Property is free and clear of any material liens, mortgages, judgments, or other encumbrances of any kind, and no rights or licenses of any kind respecting the Intellectual property have been granted to any third party. There are no outstanding, or, to the best knowledge of the Seller, threatened claims of infringement against Seller respecting the use of any of the Intellectual Property in connection with the operations or business of the Seller and it has no knowledge of any trademark, service mark, trade name, assumed name, copyright, patent, trade secret, contractual or other rights of any third party which may be violated or infringed by the use of any of the Intellectual Property in connection with Seller's operations or business.

     4.13     Insurance  Policies.  Copies  of all insurance policies maintained
              -------------------
by the Seller relating to the operation of Chesapeake carried by the Seller have been delivered or will be made available to Buyer. The policies of insurance held by Seller are in such amounts, and insure against such losses and risks, as Seller reasonably deems appropriate for its property and business operations. All such insurance policies are in full force and effect, and all premiums due thereon have been paid. Valid policies for such insurance will be outstanding and duly in force at all times prior to the Closing.

     4.14     Environmental  Matters.  Neither the Seller nor any other party to
              ----------------------
this Agreement is now, nor has in the past, used or is using the Personal Property or the Real Property for the handling, treatment, storage or disposal of any Hazardous Substance (as hereinafter defined). No release, discharge, spillage or disposal of any Hazardous Substance and no soil or water contamination by any Hazardous Substance has occurred or is occurring in or on the Personal Property or the Real Property. The Seller has complied with all reporting requirements under any applicable federal, state or local environmental laws and permits, and there are no existing violations by the Seller of any such environmental laws or permits. There are no claims, actions, suits, proceedings or investigations related to the presence, release, discharge, spillage or disposal of any Hazardous Substance or contamination of soil or water by any Hazardous Substance pending or threatened with respect to the Personal Property or the Real Property or otherwise against the Seller in any court or before any state, federal or other governmental agency or private arbitration tribunal and to the best of the knowledge of Seller and any other party to this Agreement, there is no basis for any such claim, action, suit, proceeding or investigation. To the best of their knowledge, there are no underground storage tanks on the Real Property. The Seller is not aware of any building or other improvement included in the Real Property which contains any asbestos or any asbestos-containing materials. For the purposes of this Agreement, "Hazardous Substance" shall mean any hazardous or toxic substance or waste as those terms are defined by any applicable federal or state law or regulation including, without limitation, the Comprehensive Environmental
Recovery Compensation and Liability Act, 42 U.S.C. 9601 and the Resource Conservation and Recovery Act, 42 U.S.C. 6901 and petroleum, petroleum products and oil.

     4.15     No  Default.  Seller is not in default under any term or condition
              -----------
of any instrument evidencing, creating or securing any indebtedness of Seller, and there has been no default in any material obligation to be performed by Seller under any other contract, lease, agreement, commitment or undertaking to which it is a party or by which it or its assets or properties are bound, nor has Seller waived any material right under any such contract, lease, agreement, commitment or undertaking.

     4.16     Disclosure.  No representation or warranty of  Seller contained in
              ----------
this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     4.17     Pending  Claims.  There  is  no claim, suit, action or proceeding,
              ---------------
whether judicial, administrative or otherwise, pending or, to the best of Seller's knowledge, threatened that would preclude or restrict the performance of this Agreement by Seller.

     4.18     No  Brokerage  Commission.  No  broker or finder has acted for the
              -------------------------
Seller in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Seller.


                                    ARTICLE V
                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer  hereby  represents  and  warrants  to  Seller  as  follows:

     5.1     Organization  of  Buyer.  Buyer  is  a  corporation duly organized,
             -----------------------
validly existing and in good standing in the laws of the state of Texas, with full power and authority to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing, and to perform its obligations under this Agreement and is duly qualified or licensed to do business in the manner in which it is presently conducting its business.

     5.2     Authorization  of  Agreement.  Buyer  has  all  requisite corporate
             ----------------------------
power and authority to execute and deliver this Agreement and to perform its obligations here-under. The execution and delivery by Buyer of this Agreement and the performance by Buyer of its obligations hereunder (a) have been duly and validly authorized by all requisite corporate action and (b) will not violate its charter or bylaws or any order, writ, injunction, decree, statute, rule or regulations applicable to it or any of its properties or assets, or be in conflict with, result in a breach of or constitute a default under any note, bond, indenture, mortgage, lease, license, franchise agreement or other agreement, instrument or obligation, or result in the creation or imposition of any lien, charge or encumbrance of any kind or nature whatsoever upon any of the properties or assets of Buyer. This Agreement and each and every agreement, document, exhibit and instrument to be executed, delivered and performed by the Buyer in connection herewith constitute or will, when executed and delivered, constitute the valid and legally binding obligations of the Buyer enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

     5.3     Disclosure.  No  representation  or  warranty of Buyer contained in
             ----------
this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     5.4     Consents.  No  consent  of, approval by, order or authorization of,
             --------
or registration, declaration or filing by Buyer with, any court or any governmental or regulatory agency or authority having jurisdiction over Buyer or any of their property or assets or any other person is required on the part of Buyer in connection with the consummation of the transactions contemplated by this Agreement, excluding any registration, declaration or filing the failure to effect which would not have a material adverse effect on the financial condition of Buyer or the operation of its business after the Closing.

     5.5     Litigation.  No  litigation  is  pending, or, to Buyer's knowledge,
             ----------
threatened against Buyer, or its assets or properties which seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated hereby or thereby.

     5.6     Brokerage  Commission.  No broker or finder has acted for the Buyer
             ---------------------
in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Buyer.


                                   ARTICLE VI
                    REPRESENTATIONS AND WARRANTIES OF RICK'S

     Rick's  hereby  represents  and  warrants  to  Seller  as  follows:

     6.1     Organization  of  Rick's.  Rick's  is a corporation duly organized,
             ------------------------
validly existing and in good standing in the laws of the state of Texas, with full power and authority to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing, and to perform its obligations under this Agreement and is duly qualified or licensed to do business in the manner in which it is presently conducting its business.

     6.2     Authorization  of  Agreement.  Rick's  has  all requisite corporate
             ----------------------------
power and authority to execute and deliver this Agreement and to perform its obligations here-under. The execution and delivery by Rick's of this Agreement and the performance by Rick's of its obligations hereunder (a) have been duly and validly authorized by all requisite corporate action and (b) will not violate its charter or bylaws or any order, writ, injunction, decree, statute, rule or regulations applicable to it or any of its properties or assets, or be in conflict with, result in a breach of or constitute a default under any note, bond, indenture, mortgage, lease, license, franchise agreement or other agreement, instrument or obligation, or result in the creation or imposition of any lien, charge or encumbrance of any kind or nature whatsoever upon any of the properties or assets of Rick's. This Agreement and each and every agreement, document, exhibit and instrument to be executed, delivered and performed by Rick's in connection herewith constitute or will, when executed and delivered, constitute the valid and legally binding obligations of Rick's enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

     6.3     Disclosure.  No  representation  or warranty of Rick's contained in
             ----------
this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     6.4     Consents.  No  consent  of, approval by, order or authorization of,
             --------
or registration, declaration or filing by Rick's with, any court or any governmental or regulatory agency or authority having jurisdiction over Rick's or any of their property or assets or any other person is required on the part of Rick's in connection with the consummation of the transactions contemplated by this Agreement, excluding any registration, declaration or filing the failure to effect which would not have a material adverse effect on the financial condition of Rick's or the operation of its business after the Closing and except for any filing under the federal or state securities laws.

     6.5     Litigation.  No  litigation  is  pending,  or, to Rick's knowledge,
             ----------
threatened against Rick's, or its assets or properties which seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated hereby or thereby.

     6.6     Brokerage  Commission.  No broker or finder has acted for Rick's in
             ---------------------
connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Rick's.

                                   ARTICLE VII
                                    COVENANTS

     7.1     Consents  and  Further Actions.  As soon as practicable, Seller and
             ------------------------------
Buyer will jointly commence to take all reasonable action required to obtain all consents, approvals and agreements of any third parties. Specifically, without limiting the foregoing, Seller and Buyer will commence to take all reasonable action required to obtain the issuance of any and all permits necessary to operate Chesapeake as an adult entertainment sexually oriented business facility, including the issuance of a liquor license duly issued and approved by Texas and Houston which will allow for the sale of liquor and the operation of an adult entertainment sexually oriented facility by Buyer at Chesapeake.
Seller and Buyer each will keep the other informed of the status of any inquiries made of such party by any governmental agency or authority or members of their respective staffs with respect to this Agreement or the transactions contemplated hereby. In addition, subject to the terms and conditions herein provided, Seller and Buyer each covenants and agrees to use reasonable efforts to take, or cause to be taken, all action, or do, or cause to be done, all things, necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

     7.2     Access  to Information.  Between the date of this Agreement and the
             ----------------------
Closing Date, Seller shall give Buyer and its authorized representatives full access, at all reasonable times, to its businesses, properties and assets, and all of its financial books and records, agreements and records relating to the ownership and operation of Seller as shall be reasonably requested. Seller will permit Buyer and its representatives to make such inspections as they may require and will cause the officers of Seller to cooperate with Buyer in connection with such inspection.

     7.3     Prohibited  Negotiations.  Subsequent  to  the  execution  of  the
             ------------------------
Agreement, and prior to the Closing Date of the Agreement, the Seller shall not solicit or encourage inquiries or proposals with respect to or furnish any information relating to or participate in any negotiations or discussions concerning, any sale, lease or conveyance of the Purchased Assets or the Real Property or any acquisition or purchase of all or a substantial portion of the assets of Seller or of a equity interest in Seller, or any business combination with Seller. Seller hereby agrees to advise Buyer of any contact from any third party regarding the acquisition of the Purchased Assets or the Real Property or the acquisition or other investment in Seller or of any contact which would relate to the transactions contemplated by this Agreement.

                                  ARTICLE VIII
                              CONDITIONS TO CLOSING

     8.1     Conditions to the Obligations of Seller.  The obligations of Seller
             ---------------------------------------
to consummate the transactions contemplated hereby shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, unless waived, in whole or in part, by Seller for purposes of consummating such transaction.

          (a) The representations and warranties of Buyer and Rick's set forth in this Agreement shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on the Closing Date;

          (b) Buyer and  Rick's  shall  have  performed  and  complied  with all
     agreements,   obligations,   covenants  and  conditions  required  by  this
     Agreement to be performed or complied with on or prior to the Closing;

          (c) The Seller shall have received a certificate, dated the Closing Date and signed by the president of the Buyer to the effect set forth in
     Section 8.1(a) and 8.1(b) for the purpose of verifying the accuracy of such representations and warranties and the performance and satisfaction of such covenants and conditions;

          (d) The Seller shall have received a certificate, dated the Closing Date and signed by the president of Rick's to the effect set forth in
     Section 8.1(a) and 8.1(b) for the purpose of verifying the accuracy of such representations and warranties and the performance and satisfaction of such covenants and conditions;

          (e) The Related Transactions as set forth in Section 9.2 shall be consummated concurrently with the Closing;

          (f) The Seller shall have received certificates evidencing 160,000 shares of Rick's common stock, duly executed for issuance by Rick's to the Seller or a letter of instructions from a duly authorized officer of Rick's to American Stock Transfer & Trust Company (Rick's transfer agent), instructing the transfer agent to duly issue stock certificates evidencing the 160,000 shares of common stock of Rick's to Seller, all as contemplated by this Agreement;

          (g) The Seller shall have received corporate resolutions of the Board of Directors of RCI and Rick's, certified by an authorized officer, which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date; and

          (h) No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby against Buyer or Rick's.

     8.2     Conditions to the Obligations of Buyer and Rick's.  The obligations
             -------------------------------------------------
of the Buyer and Rick's to effect the transactions contemplated hereby shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, unless waived, in whole or in part, by Buyer or Rick's for purposes of consummating such transaction.

          (a) The representations and warranties of Seller set forth herein shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on the Closing Date;

          (b) The Seller shall have performed and complied with all agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with by Seller on or prior to the Closing;

          (c) The Buyer and Rick's shall have received a certificate, dated the Closing Date and signed by the president of the Seller to the effect set forth in Section 8.2(a) and 8.2(b) for the purpose of verifying the accuracy of such representations and warranties and the performance and satisfaction of such covenants and conditions;

          (d) The Buyer shall have obtained a liquor license duly issued and approved by the Texas Alcoholic Beverage Commission which will allow for the sale of liquor by the Buyer at the premises where Chesapeake is located;

          (e) The Buyer shall have obtained or been transferred from Seller all necessary permits or other authorizations which may be needed to conduct an adult entertainment sexually oriented business on the Real Property;

          (f) The Related Transactions as set forth in Section 9.2 shall be consummated concurrently with the Closing;

          (g) The Buyer shall have received corporate resolutions of the Board of Directors of Seller, certified by an authorized officer, which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date;

          (h) The Seller shall have assigned its rights and obligations under the existing lawsuit with the City of Houston and the Buyer shall have been substituted in as a party to such litigation;

          (i) The Seller shall have delivered to Buyer all instruments of assignment and bills of sale necessary to transfer to Buyer good and marketable title to the Purchased Assets;

          (j) No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby against Seller.


                                   ARTICLE  IX
                                   THE CLOSING

     9.1     Time  and  Place  of  Closing.  The  Closing  of  the  transactions
             -----------------------------
provided for in this Agreement ("Closing") shall be held at the offices of Axelrod, Smith & Kirshbaum, 5300 Memorial Drive, Suite 700, Houston, Texas 77007 commencing at 10:00 a.m. Central Daylight Time on the third business day after the issuance and approval of the required liquor license issued by the Texas Alcoholic Beverage Commission. In the event that the full service liquor license has not been approved and issued to Buyer by 5:00 p.m. Central Daylight Time on March 5, 2001, then, unless otherwise provided below, either party may provide written notice to the other that this Agreement is canceled and terminated. In the event that the Closing does not occur by March 8, 2001, the parties hereto shall have the right, but not the obligation, to extend the date of Closing. The day on which the Closing occurs is referred to herein as the "Closing Date."

     Nothing in this Section 9.1 shall alter any rights that the Buyer has that are set forth in that certain Management Agreement dated May 4, 2000 by and between Seller and Buyer.

     9.2     Related  Transactions.  In addition to the purchase and sale of the
             --------------------
Purchased Assets, the following action shall take place contemporaneously at the
Closing:


             (e)          The Seller and Buyer shall enter into a Lease for the
                     Real Property in the  form  set  forth in  Exhibit 9.2(b);

             (b)     [Intentionally  Left  Blank]

             (c)     [Intentionally  Left  Blank]

       (d) The Seller shall assign its rights and obligations under the existing lawsuit against the City of Houston to the Buyer or its is assigns and the Seller shall substitute in the Buyer or its assigns into the lawsuit.

                                    ARTICLE X
                                 INDEMNIFICATION

     10.1     Indemnification  from  the Seller.  The Seller agrees to and shall
              ---------------------------------
indemnify, defend (with legal counsel reasonably acceptable to Buyer), and hold Buyer and Rick's, its officers, directors, shareholders, employees, agents, affiliates, and assigns harmless at all times after the date of this Agreement, from and against and in respect of, any liability, claim, deficiency, loss, damage or injury, and all reasonable costs and expenses (including reasonable attorneys' fees and costs of any suit related thereto) suffered or incurred by Buyer arising from (a) any misrepresentation by, or breach of any covenant or warranty of Seller contained in this Agreement, or any Exhibit, certificate, or other instrument furnished or to be furnished by Seller hereunder, or any claim by a third party (regardless of whether the claimant is ultimately successful) which if true would be such a misrepresentation or breach; (b) any nonfulfillment of any agreement on the part of Seller under this Agreement, or from any material misrepresentation in or material omission from, any certificate or other instrument furnished or to be furnished to Buyer hereunder; and (c) any suit, action, proceeding, claim or investigation, pending or threatened against or affecting Buyer or Rick's which arises from, which arose from, or which is based upon or pertaining to Seller's conduct or operation of the business of the Seller or Seller's ownership, possession or use of the Purchased Assets and employment of employees, and any other matter or state of facts relating to the transactions contemplated herein existing prior to May 1, 2000.

     10.2     Indemnification  from  the  Buyer.  The  Buyer agrees to and shall
              ---------------------------------
indemnify, defend (with legal counsel reasonably acceptable to Seller) and hold Seller, its officers, directors, shareholders, employees, agents and assigns harmless at all times after the date of Closing from and against, and in respect of any liability, claim, deficiency, loss, damage, or injury, and all reasonable costs and expenses (including reasonably attorneys' fees and costs of any suit related thereto) suffered or incurred by Seller, from (a) any misrepresentation by, or breach of any covenant or warranty of, the Buyer contained in this Agreement or any Exhibit, certificate, or other agreement or instrument furnished or to be furnished by Buyer hereunder, or any claim by a third party (regardless of whether the claimant is ultimately successful), which if true, would be such a misrepresentation or breach; (b) any nonfulfillment of any agreement on the part of Buyer under this Agreement, or from any misrepresentation in or omission from, any certificate or other agreement or instrument furnished or to be furnished to Seller hereunder; and (c) any suit, action, proceeding, claim or investigation against or affecting the Seller which arises from, which arose from, or which is based upon or pertaining to the Buyer's conduct or operation of the business of Chesapeake and employment of employees, and any other matter or state of facts relating to the transactions contemplated herein existing subsequent to May 1, 2000.

     10.3     Indemnification  from  Rick's.  Rick's  agrees  to  and  shall
              -----------------------------
indemnify, defend (with legal counsel reasonably acceptable to Seller) and hold Seller, its officers, directors, shareholders, employees, agents and assigns harmless at all times after the date of Closing from and against, and in respect of any liability, claim, deficiency, loss, damage, or injury, and all reasonable costs and expenses (including reasonably attorneys' fees and costs of any suit related thereto) suffered or incurred by Seller, from (a) any misrepresentation by, or breach of any covenant or warranty of, Rick's contained in this Agreement or any Exhibit, certificate, or other agreement or instrument furnished or to be furnished by Rick's hereunder, or any claim by a third party (regardless of whether the claimant is ultimately successful), which if true, would be such a misrepresentation or breach; (b) any nonfulfillment of any agreement on the part of Rick's under this Agreement, or from any misrepresentation in or omission from, any certificate or other agreement or instrument furnished or to be furnished to Seller hereunder; and (c) any suit, action, proceeding, claim or investigation against or affecting the Seller which arises from, which arose from, or which is based upon or pertaining to Rick's conduct or operation of the business of Chesapeake and employment of employees, and any other matter or state of facts relating to the transactions contemplated herein existing subsequent to May 1, 2000.

     10.4     Defense  of Claims.  If any lawsuit or enforcement action is filed
              ------------------
against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event not less than fifteen (15) days prior to any hearing date or other date by which action must be taken); provided that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party shall acknowledge in writing to such indemnified party that this Agreement applies with respect to such lawsuit or action, then the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; and such indemnified party shall cooperate in all reasonable respects, at its cost, risk and expense, with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The indemnifying party shall not, without the prior written consent of the indemnified parties, effect any settlement of any proceeding in respect of which any indemnified parties is a party and indemnity has been sought hereunder unless such settlement of a claim, investigation, suit, or other proceeding only involves a remedy for the payment of money by the indemnifying party and includes an unconditional release of such indemnified parties from all liability on claims that are the subject matter of such proceeding.

     10.5     Default of Indemnification Obligation.  If an entity or individual
              -------------------------------------
having an indemnification, defense and hold harmless obligation, as above provided, shall fail to assume such obligation, then the party or entities or both, as the case may be, to whom such indemnification, defense and hold harmless obligation is due shall have the right, but not the obligation, to assume and maintain such defense (including reasonable counsel fees and costs of any suit related thereto) and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individual's or entities' absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys' fees, to the entity or individual that had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of the entity or of the individual or both, as the case may be.

                                   ARTICLE XI
                                  MISCELLANEOUS

     11.1     Notices.  All notices and other communications provided for herein
              -------
shall be in writing and shall be duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or overnight air courier guaranteeing next day delivery:


     (a)     If  to  Seller,  to:


                    WMF  Investments,  Inc.
                    Attention:  William  M.  Friedrichs
                    16815  Royal  Crest  Drive,  Suite  260
                    Houston,  Texas  77058


     With  a  copy  to:

                    Nelson  Hensley
                    24  Greenway  Plaza,  Suite  1515
                    Houston,  Texas  77098


     (b)     If  to  Buyer  or  Rick's,  to:

                    Mr.  Eric  Langan,  President
                    Rick's  Cabaret  International,  Inc.
                    505  North  Belt,  Suite  630
                    Houston,  Texas  77060

             With  a  copy  to:

                    Mr.  Robert  D.  Axelrod
                    Axelrod,  Smith  &  Kirshbaum
                    5300  Memorial  Drive,  Suite  700
                    Houston,  Texas  77007
                    Fax:  (713)  552-0202

All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, sent certified mail, return receipt requested, if mailed; and the next day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     11.2     Assignment.  Neither  this  Agreement  nor  any  of  the  rights,
              ----------
interests or obligations hereunder shall be assigned by any of the parties (except that Buyer may assign its rights to an entity which is wholly owned by Buyer) without the prior written consent of the other parties, which consent will not be unreasonably withheld. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective heirs, personal representatives, successors and assigns.

     11.3     Counterparts.  This  Agreement  may  be  executed in any number of
              ------------
counterparts, which taken together shall constitute one and the same instrument and each of which shall be considered an original for all purposes.

     11.4     Section  Headings.  The  section  headings  contained  in  this
              -----------------
Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement.

     11.5     Entire  Agreement; Amendment.  This Agreement, the documents to be
              ----------------------------
executed hereunder and the exhibits attached hereto constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein or in documents delivered pursuant hereto. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto. All of the exhibits referred to in this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement.

     11.6     Survival.  All warranties and representations herein shall survive
              --------
the Closing and shall be true and correct as of the date hereof and as of the Closing Date. The respective representations, warranties, covenants and agreements set forth in this Agreement shall survive the Closing for the maximum period allowed by law.

     11.7     Public  Announcements.  The  parties  hereto  agree  that prior to
              ---------------------
making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.

     11.8     Validity.  The  invalidity or unenforceability of any provision of
              --------
this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

     11.9     Waiver.  No  waiver by any party of any default or non-performance
              ------
shall be deemed a waiver of any subsequent default or non-performance, and no waiver of any kind shall be effective unless set forth in writing and signed by the party against whom such waiver is to be charged.

     11.10     Further  Assurances.  Each  party covenants that at any time, and
               -------------------
from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

     11.11     Exhibits  Not  Attached.  Any exhibits not attached hereto on the
               -----------------------
date of execution of this Agreement shall be deemed to be and shall become a part of this Agreement as if executed on the date hereof upon each of the parties initialing and dating each such exhibit, upon their respective acceptance of its terms, conditions and/or form.

     11.12     Expenses.  All  expenses  incurred  by  the  parties  hereto  in
               --------
connection with or related to the authorization, preparation and execution of this Agreement and the Closing of the transactions contemplated hereby, shall be borne solely and entirely by the party which has incurred the same.

     11.13     Gender.  All  personal  pronouns  used  in  this  Agreement shall
               ------
include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural, and vice versa, whenever appropriate.

     11.14     Jurisdiction.  This  Agreement  shall  be  governed  by,  and its
               ------------
provisions construed to be in compliance with, the laws of the State of Texas. The parties agree that venue for purposes of construing or enforcing this Agreement shall be proper in Harris County, Texas.

                       [[[SIGNATURES ON FOLLOWING PAGE]]]

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed effective as of the day and year first above written.


                              WMF  Investments,  Inc.


                                By:____________________________________
                                   William  M.  Friedrichs,  President





                              RCI  ENTERTAINMENT  (HOUSTON),  INC.


                                By:____________________________________
                                   Eric  Langan,  President


                              RICK'S  CABARET  INTERNATIONAL,  INC.


                                By:____________________________________
                                   Eric  Langan,  President